                                  EXHIBIT 99.2










                          INVESTMENT PURCHASE AGREEMENT

                                 BY AND BETWEEN

                      RAWLINGS SPORTING GOODS COMPANY, INC.

                                       AND

                              BULL RUN CORPORATION

                          DATED AS OF NOVEMBER 21, 1997







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                                    CONTENTS

                                    ARTICLE I
                      PURCHASE OF COMMON STOCK AND WARRANTS
Section 1.01      Purchases of Common Stock in the Open Market....... 1
Section 1.02      Tolling of Open Market Purchase Period............. 1
Section 1.03      Purchase of First Tranche Warrants................. 2
Section 1.04      Purchase of Additional Warrant..................... 2
                                   ARTICLE II
                                     CLOSING
Section 2.01      Closing  .......................................... 3
Section 2.02      Payment of Purchase Price.......................... 3
                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Section 3.01      Existence; Power................................... 3
Section 3.02      Authority.......................................... 3
Section 3.03      Capitalization..................................... 3
Section 3.04      No Conflict........................................ 4
Section 3.05      Valid Issue........................................ 4
Section 3.06      Reports and Financial Statements................... 4
Section 3.07      Absence of Certain Changes or Events............... 5
Section 3.08      Offering of Shares................................. 5
Section 3.09      DGCL Section 203................................... 5
Section 3.10      Governmental and Other Consents.................... 5
Section 3.11      Access to Public Information....................... 5
Section 3.11      Truth and Accuracy of Information.................. 5
                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
Section 4.01      Existence; Power................................... 6
Section 4.02      Authority.......................................... 6
Section 4.03      No Conflict........................................ 6
Section 4.04      Reports and Financial Statements................... 6
Section 4.05      Absence of Certain Changes or Events............... 6
Section 4.06      Governmental and Other Consents.................... 7
Section 4.07      Investment......................................... 7
Section 4.08      Accredited Investor................................ 7
Section 4.08      Accredited Investor................................ 7
Section 4.10      Truth and Accuracy of Information.................. 7
                                    ARTICLE V
                   COVENANTS OF THE COMPANY AND THE PURCHASER
Section 5.01      Standstill Agreement............................... 7
Section 5.02      Registration Rights Agreement...................... 7
Section 5.03      Board of Director Representation................... 8
Section 5.04      1994 Rights Agreement.............................. 8
Section 5.04      Reservation of Shares.............................. 9
Section 5.05      Satisfaction of Closing Conditions................. 9
Section 5.06      Further Assurances................................. 9
Section 5.07      Cooperation........................................ 9
Section 5.08      Antitrust Filings.................................. 9
Section 5.09      Confidentiality.................................... 9
Section 5.10      Public Announcements...............................10
Section 5.11      Covenants Regarding Stock..........................10
                                   ARTICLE VI
                    CONDITIONS TO THE PURCHASER'S OBLIGATIONS
Section 6.01      Representations and Warranties.....................11


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Section 6.02      Agreements, Covenants and Conditions............... 11
Section 6.03      Governmental Approvals and Injunctions............. 11
Section 6.04      Due Diligence Review............................... 11
Section 6.05      Purchase of Shares Not Enjoined.................... 11
                                   ARTICLE VII
                     CONDITIONS TO THE COMPANY'S OBLIGATIONS
Section 7.01      Representations and Warranties..................... 11
Section 7.02      Agreements, Covenants and Conditions............... 12
Section 7.03      Governmental Approvals and Injunctions............. 12
Section 7.04      Due Diligence Review............................... 12
Section 7.05      Sales of Shares Not Enjoined....................... 12
                                  ARTICLE VIII
                                   TERMINATION
Section 8.01      Termination........................................ 12
Section 8.02      Notice of Termination.............................. 13
Section 8.03      Effect of Termination.............................. 13
                                   ARTICLE IX
                                   DEFINITIONS
Accredited Investor..................................................13
Acquisition Completion Date..........................................13
Additional Warrant...................................................13
Affiliate............................................................13
Barrier..............................................................13
Black-Scholes Option Pricing Model...................................13
Business.............................................................14
Business Day.........................................................14
Charter Documents....................................................14
Closing..............................................................15
Closing Date.........................................................15
Common Stock.........................................................15
Confidentiality Agreement............................................15
Exchange Act.........................................................15
Expiration Date......................................................15
First Tranche Warrant................................................15
Governmental Authority...............................................15
H-S-R Act............................................................15
Liquidity Discount...................................................15
Material Adverse Effect..............................................15
NASDAQ...............................................................15
Open Market Purchases................................................15
Person...............................................................16
Preferred Stock......................................................16
Purchaser Nominee....................................................16
Requirement of Law...................................................16
1994 Rights Agreement................................................16
SEC..................................................................16
Second Closing.......................................................16
Second Closing Date..................................................16
Securities Act.......................................................16
Warrants.............................................................16
Warrant Shares.......................................................16

                                                 ARTICLE X
                                               MISCELLANEOUS
Section 10.01     Brokers and Finders................................17


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Section 10.02     Notice   ..........................................17
Section 10.03     Modifications, Amendments and Waivers..............18
Section 10.04     Captions and References............................18
Section 10.05     Pronouns...........................................18
Section 10.06     Gender   ..........................................19
Section 10.07     Remedies...........................................19
Section 10.08     Governing Law......................................19
Section 10.09     Time of The Essence................................19
Section 10.10     Entire Agreement...................................19
Section 10.11     Successors and Assigns.............................19
Section 10.12     Severability.......................................19
Section 10.13     Counterparts.......................................19
Section 10.14     Interpretations....................................19

                                 SCHEDULE INDEX


  Schedule 3.07      --    Certain Changes and Events
  Schedule 3.10      --    Governmental and Other Consents

                                  EXHIBIT INDEX

  Exhibit 1.03       --    Form of Common Stock Purchase Warrant
  Exhibit 5.01       --    Form of Standstill Agreement
  Exhibit 5.02       --    Form of Registration Rights Agreement
  Exhibit 5.12       --    Form of Press Release

                          INVESTMENT PURCHASE AGREEMENT


         This INVESTMENT PURCHASE AGREEMENT (this "Agreement") is entered into as of this 21st day of November 1997, by and between RAWLINGS SPORTING GOODS COMPANY, INC., a Delaware corporation (the "Company") and BULL RUN CORPORATION, a Georgia corporation (the "Purchaser").

                                   BACKGROUND:

         The Company and Bull Run desire for Bull Run to make a substantial investment in the Company. Accordingly, pursuant to this Agreement and subject to the terms and conditions set forth in this Agreement, (i) during the six months beginning on the Closing Date (as herein defined), Bull Run will acquire up to 10.1% of the outstanding shares of the Company's Common Stock (as herein defined) through open market purchases; (ii) the Company will sell to Bull Run warrants exercisable into a number of shares equal to 10.0% of the Common Stock of the Company outstanding on the Closing Date; (iii) the Company will sell to Bull Run additional warrants to purchase up to the lesser of (A) five percent (5%) of the outstanding shares of the Company's Common Stock and (B) the difference between 10% of the outstanding shares of the Company's Common Stock and the percentage of outstanding shares of the Company's Common Stock owned by Bull Run on the Acquisition Completion Date (as herein defined); (iv) the Company and Bull Run will enter into a standstill agreement, and (v) the Company and Bull Run will enter into a registration rights agreement. Certain capitalized terms used in this Agreement are defined in Article IX.

                                   AGREEMENT:

         In consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:


                                    ARTICLE I
                      PURCHASE OF COMMON STOCK AND WARRANTS

         SECTION 1.01 PURCHASES OF COMMON STOCK IN THE OPEN MARKET. During the six (6) month period beginning on the Closing Date (or such longer period as provided in Section 1.02), the Purchaser may purchase on the open market a number of shares of the Common Stock not to exceed 10.1% of the outstanding shares of the Common Stock (the "Open Market Purchases"). The Company will take no action to oppose the Open Market Purchases, provided that nothing herein shall restrict the Company's obligation to provide any disclosures regarding the Company, its operations and financial condition necessary or appropriate to comply with applicable securities laws.

         SECTION 1.02 TOLLING OF OPEN MARKET PURCHASE PERIOD. The six (6) month period during which the Purchaser may make the Open Market Purchases as provided in Section 1.01 shall be suspended and tolled during such times as and for as long as:

                  (a) (i) any Purchaser Nominee or any Affiliate or Associate of Purchaser is a member of the Company's Board of Directors or is an officer of the Company and (ii) any officers or directors of the Company are prohibited from trading in the Common Stock pursuant to any policies or procedures of the Company;

                  (b) (i) any Purchaser Nominee or any Affiliate or Associate of Purchaser is a member of the Company's Board of Directors or is an officer of the Company and (ii) any officers or directors of the Company are prohibited from trading in the Common Stock of the Company at the direction of the Company's Board of Directors or legal advisors; or

                  (c) the Purchaser has informed the Company that the Purchaser believes that it may have knowledge of material non-public information relating to the Company and the Purchaser has received neither (i) reasonably satisfactory written confirmation from the Company that the information in question is not material non-public information or (ii) written confirmation from the Company that such information has been publicly disclosed in a manner and on terms reasonably satisfactory to the Purchaser.

Any time that the six (6) month period for the Open Market Purchases provided in
Section 1.01 is suspended and tolled pursuant to this Section 1.02, the Company shall provide the Purchaser with written notice of the date of the new Acquisition Completion Date. Purchaser shall promptly notify the Company of any disagreement with the calculation of the new Acquisition Completion Date.

         SECTION 1.03 PURCHASE OF FIRST TRANCHE WARRANT. On the Closing Date, the Company shall sell and issue to the Purchaser a Common Stock Purchase Warrant, substantially in the form of Exhibit 1.03, entitling it to purchase a number of shares of Common Stock representing ten percent (10%) of the shares of Common Stock outstanding on the Closing Date, on a fully-diluted basis as of the Closing Date for a purchase price based on the Black-Scholes Option Pricing Model. The purchase price for the First Tranche Warrant shall be paid fifty percent (50%) on the Closing Date and fifty percent (50%), plus interest from the Closing Date at the rate of seven percent (7%) per annum, at the earlier of the date of exercise or the date of expiration of the First Tranche Warrant. In the event that the First Tranche Warrant is exercised in part, at the date of each exercise, a percentage of the remaining portion of the purchase price shall be paid in an amount equal to (A)(i) the percentage of the First Tranche Warrant being exercised MULTIPLIED BY (ii) fifty percent (50%) of the purchase price PLUS (B) interest from the Closing Date at the rate of seven percent (7%) per annum.

         SECTION 1.04 PURCHASE OF ADDITIONAL WARRANT. On the Acquisition Completion Date or within ten (10) Business Days thereafter, the Purchaser shall have the option to purchase an additional warrant (having the same terms as the First Tranche Warrant) exercisable into a number of Warrant Shares equal to the lesser of (a) five percent (5.0%) of the outstanding shares of Common Stock on the Acquisition Completion Date, on a fully-diluted basis, or (b) the difference between (i) ten percent (10.0%) of the outstanding shares of Common Stock on the Acquisition Completion Date, on a fully-diluted basis, and (ii) the percentage of outstanding shares of Common Stock owned by the Purchaser on the Acquisition Completion Date (which percentage shall not include any shares which may be acquired or were acquired upon exercise of the First Tranche Warrant). Purchaser shall provide the Company with written notice in accordance with Section 10.02 of its exercise of the option to purchase the Additional Warrant pursuant to this Section 1.04, which notice shall be given or mailed no later than the tenth
(10th) Business Day after the Acquisition Completion Date. The purchase price for the Additional Warrant shall be based on the Black-Scholes Option Pricing Model.


                                   ARTICLE II
                       CLOSING; PAYMENT OF PURCHASE PRICE

         SECTION 2.01 CLOSING. The Closing and, if applicable, the Second Closing, shall occur on the Closing Date and the Second Closing Date, respectively, at the offices of Stinson, Mag & Fizzell; 100 South Fourth Street; St. Louis, Missouri 63102.

         SECTION 2.02 PAYMENT OF PURCHASE PRICE. The purchase price for the First Tranche Warrant and, if applicable, the purchase price for the Additional Warrant shall be made in cash in immediately available funds by wire transfer to an account designated in writing by the Company to the Purchaser at least two
(2) Business Days prior to the Closing Date and the Second Closing Date, respectively.


                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Purchaser as follows:

         SECTION 3.01 EXISTENCE; POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to conduct its Business as presently conducted by it and to enter into and perform this Agreement.

         SECTION 3.02 AUTHORITY. This Agreement and all other instruments or documents executed and delivered pursuant hereto, including without limitation, the Registration Rights Agreement, the Warrant and the Standstill Agreement, have been duly authorized by all necessary corporate action on the part of the Company, including without limitation, all necessary approvals of the Company's Board of Directors and stockholders, and duly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, arrangement, reorganization, moratorium and other similar laws relating to or affecting creditors generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

         SECTION 3.03 CAPITALIZATION. As of November 10, 1997 the authorized capital stock of the Company consists of (a) 50,000,000 shares of Common Stock, $0.01 par value per share, of which 7,731,646 shares were outstanding and (b) 10,000,000 shares of preferred stock, par value $0.01 per share, none of which shares of the Preferred Stock are outstanding. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable, and no class of capital stock is entitled to preemptive rights. There were outstanding as of November 10, 1997 no options, warrants or other rights to acquire capital stock from the Company other than (x) options representing in the aggregate the right to purchase 600,589 shares of Common Stock, (y) rights under the Company's Employee Stock Purchase Plan and the Non-Employee Director Plan permitting the purchase of up to an aggregate of 675,000 shares of Common Stock and (z) no shares of Preferred Stock convertible into shares of Common Stock.

         SECTION 3.04 NO CONFLICT. Neither the execution and delivery nor the performance of this Agreement and all other instruments or documents executed and delivered pursuant hereto: (i) conflicts with the Charter Documents of the Company, (ii) violates any provision of any law, rule, regulation or ordinance, or any order, judgment, decree or ruling of any court or Governmental Authority or any determination of an arbitrator, or (iii) results in a breach or violation of any term of, or constitutes a default (or an event which with the passage of time or giving of notice or both, would constitute a default) under, or cause or permit the acceleration of the maturity of or give rise to any right of termination, cancellation, imposition of fees or penalties under, any contract, obligation, debt, note, bond, lease, mortgage, license, indenture or any other agreement or instrument to which the Company or any of its subsidiaries or Affiliates is a party or by which the Company, any of its subsidiaries or Affiliates or any of their respective properties or assets are or may be bound and that either individually or in the aggregate are material to the operations, condition (financial or otherwise), results of operations, Business, or properties or prospects of the Company and its subsidiaries, taken as a whole.

         SECTION 3.05 VALID ISSUE. The issuance of all of the Warrant Shares has been duly authorized by all necessary corporate action on the part of the Company (including, without limitation, all necessary action by the Company's Board of Directors and stockholders) and, upon issuance and delivery in accordance with the provisions of this Agreement and the Warrants and payment therefor as provided herein and therein, shall be validly issued, fully paid and nonassessable and free from all taxes, liens, charges and security interests (other than liens and security interests created by the Purchaser thereof).

          SECTION 3.06 REPORTS AND FINANCIAL STATEMENTS. The Company has filed all reports required to be filed with the SEC since August 31, 1996 (collectively, including all exhibits thereto, the "SEC Reports"). None of such SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the financial statements (including the related notes) included in the SEC Reports presents fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Company and its subsidiaries as of the respective dates or for the respective periods set forth therein, all in conformity with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein, and subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein. All of such SEC Reports, as of their respective dates, complied in all material respects with the requirements of the Exchange Act.

         SECTION 3.07 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in Schedule 3.07, during the period since August 31, 1997 (the date of the Company's last audited consolidated financial statements), there has not been any event or circumstances causing or resulting in, or reasonably likely to cause or result in, a Material Adverse Effect with respect to the Company.

         SECTION 3.08 OFFERING OF SHARES. Neither the Company, directly or indirectly, nor any agent on its behalf has offered or will offer the Warrants or the Warrant Shares or any similar securities or has solicited or will solicit an offer to acquire the Warrants or the Warrant Shares or any similar securities from any Person so as to require registration of the issuance and sale of the Warrants or the Warrant Shares to be sold to the Purchaser under the circumstances contemplated by this Agreement under the provisions of Section 5 of the Securities Act.

         SECTION 3.09 DGCL SECTION 203. Prior to the Closing Date, the Board of Directors of the Company approved the Open Market Purchases, the issuance of the Warrants and the exercise of the Warrants which transaction may result in the Purchaser becoming an "interested stockholder" (as defined in Section 203 of the General Corporation Law of the State of Delaware ("DGCL")).

         SECTION 3.10 GOVERNMENTAL AND OTHER CONSENTS. Except as disclosed on
Schedule 3.10 and except for applicable requirements under the H-S-R Act, no governmental or other consents, approvals, authorizations of, or filings, registrations, qualifications, declarations or designations with, any Governmental Authority are required on the part of the Company as a condition to the valid execution, delivery and performance of this Agreement and the other instruments and documents executed and delivered in connection herewith by the Company, including without limitation, the valid issuance and sale of the Warrants and the Warrant Shares.

         SECTION 3.11 TRUTH AND ACCURACY OF INFORMATION. None of the documents, instruments and other information furnished to the Purchaser by the Company contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any statements made therein not misleading. No representation, warranty or statement made by the Company in this Agreement or any of the instruments or documents executed and delivered in connection herewith contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make any statements made therein not misleading.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents, warrants and acknowledges to the Company as follows:

         SECTION 4.01 EXISTENCE; POWER. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. The Purchaser has all requisite corporate power and authority to conduct its Business as presently conducted by it and to enter into and perform this Agreement.

         SECTION 4.02 AUTHORITY. This Agreement and all other instruments or documents executed and delivered by the Purchaser pursuant hereto, including without limitation, the Registration Rights Agreement and the Standstill Agreement, have been duly authorized by all necessary corporate action on the part of the Purchaser, including without limitation, all necessary approvals of the Purchaser's Board of Directors and shareholders, and duly executed and delivered by the Purchaser and constitute legal, valid and binding agreements of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, arrangement, reorganization, moratorium and other similar laws relating to or affecting creditors generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

         SECTION 4.03 NO CONFLICT. Neither the execution and delivery nor the performance of this Agreement and all other instruments or documents executed and delivered by the Purchaser pursuant hereto: (i) conflicts with the Charter Documents of the Purchaser, (ii) violates any provision of any law, rule, regulation or ordinance, or any order, judgment, decree or ruling of any court or Governmental Authority or any determination of an arbitrator, or (iii) results in a breach or violation of any term of, or constitutes a default (or an event which with the passage of time or giving of notice or both, would constitute a default) under, or cause or permit the acceleration of the maturity of or give rise to any right of termination, cancellation, imposition of fees or penalties under, any contract, obligation, debt, note, bond, lease, mortgage, license, indenture or any other agreement or instrument to which the Purchaser or any of its subsidiaries or Affiliates is a party or by which the Purchaser, any of its subsidiaries or Affiliates or any of their respective properties or assets are or may be bound.

         SECTION 4.04 REPORTS AND FINANCIAL STATEMENTS. The Purchaser has filed all reports required to be filed with the SEC since December 31, 1995 (collectively, including all exhibits thereto, the "Purchaser SEC Reports"). None of such Purchaser SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the financial statements (including the related notes) included in the Purchaser SEC Reports presents fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Purchaser and its subsidiaries as of the respective dates or for the respective periods set forth therein, all in conformity with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein, and subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein. All of such Purchaser SEC Reports, as of their respective dates, complied in all material respects with the requirements of the Exchange Act.

         SECTION 4.05 ABSENCE OF CERTAIN CHANGES OR EVENTS. During the period since December 31, 1996 (the date of the Purchaser's last audited consolidated financial statements), there has not been any event or circumstances causing or resulting in, or reasonably likely to cause or result in, a Material Adverse Effect with respect to the Purchaser.

         SECTION 4.06 GOVERNMENTAL AND OTHER CONSENTS. Except for applicable requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, no governmental or other consents, approvals, authorizations of, or filings, registrations, qualifications, declarations or designations with, any Governmental Authority are required on the part of the Purchaser as a condition to the valid execution, delivery and performance of this Agreement and the other instruments and documents executed and delivered in connection herewith by the Purchaser, including without limitation, the valid issuance and sale of the Warrants and the Warrant Shares.

         SECTION 4.07 INVESTMENT. The Warrants issued to the Purchaser, and the Warrant Shares to be issued to the Purchaser upon exercise of the Warrants, are being acquired by the Purchaser for its own account without the participation of any other Person, with the intent of holding the Warrants and the Warrant Shares, as the case may be, for investment and without a view to, or for resale in connection with, any distribution of either the Warrants or the Warrant Shares, nor is the Purchaser aware of the existence of any distribution of the Warrants or the Warrant Shares. The Purchaser has not been contacted concerning the acquisition of the Warrants or Warrant Shares by means of any general or public solicitations or advertisements.

         SECTION 4.08 ACCREDITED INVESTOR. The Purchaser is an Accredited Investor.

         SECTION 4.09 REGISTRATION OF WARRANTS AND WARRANT SHARES. The Purchaser understands that the Warrants and the Warrant Shares may not be sold or transferred unless such shares are subsequently registered under the Securities Act and/or applicable state securities or blue sky laws or an exemption from such registration is available.

         SECTION 4.10 TRUTH AND ACCURACY OF INFORMATION. None of the documents, instruments and other information furnished to the Company by the Purchaser contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any statements made therein not misleading. No representation, warranty or statement made by the Purchaser in this Agreement or any of the instruments or documents executed and delivered in connection herewith contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make any statements made therein not misleading.


                                    ARTICLE V
                   COVENANTS OF THE COMPANY AND THE PURCHASER

         SECTION 5.01 STANDSTILL AGREEMENT. Simultaneously with the execution and delivery of this Agreement, the Purchaser and the Company shall enter into a standstill agreement with the Company substantially in the form set forth in
Exhibit 5.01 (the "Standstill Agreement").

         SECTION 5.02 REGISTRATION RIGHTS AGREEMENT. Simultaneously with the execution and delivery of this Agreement, the Purchaser and the Company shall enter into a registration rights agreement with the Company substantially in the form set forth in Exhibit 5.02 (the "Registration Rights Agreement").

         SECTION 5.03 1994 RIGHTS AGREEMENT. Simultaneously with the execution and delivery of this Agreement, the Purchaser shall enter into an amendment to the 1994 Rights Agreement substantially in the form set forth in Exhibit 5.03. The Company shall not amend or waive the 1994 Rights Agreement for any Person other than the Purchaser without Purchaser's prior written consent which consent shall not be unreasonably withheld.

         SECTION 5.04 RESERVATION OF SHARES. During the period within which the Warrants may be exercised, the Company shall have authorized and reserved a sufficient number of Warrant Shares to provide for the complete exercise of the Warrants.

         SECTION 5.05 SATISFACTION OF CLOSING CONDITIONS. Subject to the terms and conditions provided herein, the Company and the Purchaser each agree to use its commercially reasonable best efforts to satisfy the closing conditions set forth in Article VI and Article VII of this Agreement.

         SECTION 5.06 FURTHER ASSURANCES. The Company and the Purchaser each shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby, including, without limitation, making application as soon as practicable hereafter for all consents and approvals required in connection with this Agreement and the transactions contemplated hereby and diligently pursuing the receipt of such consents and approvals in good faith thereafter.

         SECTION 5.07 COOPERATION. The Company and the Purchaser each agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or the rules of the NASDAQ Stock Market in connection with the transactions contemplated herein and, subject to the provisions of Section 5.09, to use their respective good faith efforts jointly to agree on a method to overcome any objections by and Governmental Authority to any such transactions.

         SECTION 5.08 ANTITRUST FILINGS. The Company and the Purchaser each agree to make all necessary filings in connection with this Agreement and the transactions contemplated hereby under the H-S-R Act, as promptly as practicable after the Purchaser determines such filing is advisable, and to use their commercially reasonable best efforts to furnish or cause to be furnished, as promptly as practicable, all information and documents requested under the HSR Act and shall otherwise cooperate with the applicable Governmental Authority in order to obtain any required regulatory approvals in as expeditious a manner as possible. The Company and the Purchaser shall each pay one-half of all filing fees payable with respect to all filings required by the H-S-R Act.

         SECTION 5.09 CONFIDENTIALITY. For a period of three (3) years from and after the date hereof, without the prior written consent of the Purchaser, the Company agrees that it will not, and will use reasonable efforts to ensure that none of its representatives or Affiliates will, use in the conduct of its business (except as contemplated by this Agreement), or disclose to or file with any other Person (other than a permitted assignee of some or all of the Purchaser's rights or obligations hereunder and other than employees of the Company, financing sources, financial advisors, accountants and attorneys for the foregoing), any non-public financial information regarding the Purchaser or its Affiliates or Associates.

         SECTION 5.10 PUBLIC ANNOUNCEMENTS. On the date hereof or another mutually agreed date, the Company and the Purchaser shall jointly issue an initial press release relating to execution of this Agreement and the transactions contemplated hereby substantially in the form of Exhibit 5.12. Other than such initial press release and the related conversations with analysts and investors, neither the Company nor the Purchaser, nor any of their respective representatives, shall make any public announcement with respect to this Agreement or the transactions contemplated hereby, without the prior written consent of the other party hereto unless required to do so by applicable Requirement of Law or the rules of the NASDAQ Stock Market, in which case notification shall be given to the other party hereto prior to such disclosure. Each party shall consult with and provide reasonable cooperation to the other in connection with the issuance of any press releases after the initial press release or any other public documents or announcements describing this Agreement and the transactions contemplated hereby.

         SECTION 5.11 COVENANTS REGARDING STOCK. Until the earlier of the expiration of the Standstill Period (as defined in the Standstill Agreement) or the date on which the Warrants have terminated without exercise in full, the Company covenants and agrees to the following:

                  (a) The Company will not issue Preferred Stock or other securities having voting powers greater than those of the Common Stock, other than the rights and the underlying Preferred Stock issuable under the 1994 Rights Agreement, or any amendment, replacement or restatement thereof.

                  (b) If the Company determines to issue for cash or cash equivalents Common Stock, Preferred Stock or other securities having the right to vote in the election of directors, the Purchaser shall have the right to purchase an amount of such securities, on the same terms and conditions as those being paid by the third party offerees, necessary to maintain after the completion of such offer the percentage of outstanding voting securities held by the Purchaser prior to such offer.

                  (c) The Company shall furnish timely such information and assistance as may be reasonably required by the Purchaser to utilize the equity method of accounting for the Purchaser's ownership interests in the Company, provided that the Purchaser will reimburse the

         Company for any additional third party expenses which may be incurred in connection with such assistance.


                                   ARTICLE VI
                    CONDITIONS TO THE PURCHASER'S OBLIGATIONS

         The obligation of the Purchaser to effect the transactions contemplated by this Agreement are subject to satisfaction on or before the Closing Date of the following conditions:

         SECTION 6.01 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in Article III hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date, as if made on and as of such date, taking into account any date specified therein. The Company shall execute and deliver to the Purchaser a certificate dated as of the Closing Date certifying the fulfillment of the conditions of this Section 6.01.

         SECTION 6.02 AGREEMENTS, COVENANTS AND CONDITIONS. The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein that are required to be performed or complied with by it on or before the Closing Date. The Company shall execute and deliver to the Purchaser a certificate dated as of the Closing Date certifying the fulfillment of the conditions of this Section 6.02.

         SECTION 6.03 GOVERNMENTAL APPROVALS AND INJUNCTIONS. All regulatory consents and approvals shall have been received, including the expiration or termination of the HSR Act waiting period, if necessary pursuant to any Requirement of Law. No injunctions or restraints prohibiting the transactions contemplated by this Agreement shall be pending or threatened.

         SECTION 6.04 DUE DILIGENCE REVIEW. The Purchaser shall have completed its due diligence review of the Company (the results of which shall be reasonably satisfactory to the Purchaser).

         SECTION 6.05 PURCHASE OF SHARES NOT ENJOINED. The purchase of the Warrants or the Warrant Shares by the Purchaser shall not have been enjoined (temporarily or permanently) as of the Closing Date.


                                   ARTICLE VII
                     CONDITIONS TO THE COMPANY'S OBLIGATIONS

         The obligation of the Company to effect the transactions contemplated by this Agreement are subject to satisfaction on or before the Closing Date of the following conditions:

         SECTION 7.01 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in Article IV hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date, as if made on and as of such date. The Purchaser shall execute and deliver to the Company a certificate dated as of the Closing Date certifying the fulfillment of the conditions of this
Section 7.01.

         SECTION 7.02 AGREEMENTS, COVENANTS AND CONDITIONS. The Purchaser shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein that are required to be performed or complied with by it on or before the Closing Date. The Purchaser shall execute and deliver to the Company a certificate dated as of the Closing Date certifying the fulfillment of the conditions of this Section 7.02.

         SECTION 7.03 GOVERNMENTAL APPROVALS AND INJUNCTIONS. All regulatory consents and approvals shall have been received, including the expiration or termination of the HSR waiting period, if necessary pursuant to any Requirement of Law. No injunctions or restraints prohibiting the transactions contemplated by this Agreement shall be pending or threatened.

         SECTION 7.04 DUE DILIGENCE REVIEW. The Company shall have completed its due diligence review of the Purchaser (the results of which shall be reasonably satisfactory to the Company).

         SECTION 7.05 SALE OF SHARES NOT ENJOINED. The sale of the Warrant and the Warrant Shares by the Company shall not have been enjoined (temporarily or permanently) as of the Closing Date.

         SECTION 7.06 HOST MARKETING AGREEMENT. The Company and Host Communications, Inc. shall have entered into a Strategic Marketing Agreement in a form acceptable to such parties.


                                  ARTICLE VIII
                                   TERMINATION

         SECTION 8.01 TERMINATION. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing Date:

                  (a) Mutual Consent. By mutual consent of the Company and the Purchaser;

                  (b) Expiration Date. By the Company or the Purchaser by written notice to the other party at any time after the Closing Date if the Closing has not occurred; provided that this Agreement may not be terminated by any party whose breach of this Agreement (including without limitation, failure to use its commercially reasonable best efforts to cause any of the conditions in Articles VI and VII of this Agreement to be satisfied) has caused or materially contributed to the failure of the Closing on or before the Closing Date;

                  (c) Permanent Injunction. By the Company or the Purchaser if consummation of the transactions contemplated by this Agreement shall violate any final non-appealable order, decree or judgment of any court or governmental body having competent jurisdiction;

                  (d) Lack of Governmental Approval. By the Company or the Purchaser if any governmental approval or consent required for this Agreement and the transactions contemplated by this Agreement pursuant to any Requirement of Law shall be permanently and unconditionally denied; or

                  (e) Failure to Honor Agreements. By the Company or the Purchaser if the other party shall have failed to perform or comply in any material respect with any agreement or covenant contained herein that is required to be performed by or complied with it on or before the Closing Date after having been provided by the other party written notice of, and a reasonable opportunity to cure, such failure.

         SECTION 8.02 NOTICE OF TERMINATION. Notice of termination of this Agreement as provided for in this Article VIII shall be given by the party terminating to the other parties hereto in accordance with the provisions of
Section 10.02.

         SECTION 8.03 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to this Article VIII, this Agreement shall forthwith become wholly void and of no further force and effect and all further obligations of the Company and the Purchaser or their respective officers or directors with respect to any obligations under this Agreement shall terminate without further liability; provided, however, that if the non-occurrence of Closing is the direct or indirect result of the breach of this Agreement by any party, such defaulting party shall be fully liable to the other party for any such breach.

                                   ARTICLE IX
                                   DEFINITIONS

         The following words and terms as used in this Agreement shall have the following meanings:

         "Accredited Investor" shall have the meaning set forth in Section 501(a)(3) of Regulation D promulgated under the Securities Act.

         "Acquisition Completion Date" means the earlier of (i) the date that the Purchaser first acquires 10.1% of the outstanding Common Stock through the Open Market Purchases or (ii) the first Business Day that is six (6) months (or such longer period provided by Section 1.02) after the Closing Date.

         "Additional Warrant" means the additional warrant purchased by the Purchaser on the Acquisition Completion Date pursuant to Section 1.04.

         "Affiliate" shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         "Barrier" means the price of the last reported trade of the Company's Common Stock on the NASDAQ Stock Market shall be equal to or greater than $16.50 for twenty (20) consecutive trading days.

         "Black-Scholes Option Pricing Model" means that option pricing model developed in 1973 by Fisher Black and Myron Scholes and used herein to determine the purchase price for the Warrant based on assumptions for Volatility, Warrant Exercise Price, Barrier, Expiration, Spot Price, Option Style, Risk-Free Borrowing Rate, Liquidity Discount and Payment Term for Warrants, as follows:

                  Volatility:           Historical annualized volatility from
                                        the initial public offering of the
                                        Common Stock (July 8, 1994) to the close of business on the trading day prior to the Closing Date or the Second Closing
                                        Date, as applicable

                  Exercise Price:       $12.00

                  Barrier: The price of the last reported trade of the Common Stock on The NASDAQ Stock Market shall be equal to or greater than $16.50 for twenty consecutive trading days

                  Expiration:           Four years from the Closing Date

                  Spot Price: Based on the average of the price of the last reported trade of the Common Stock on The NASDAQ Stock Market for the twenty consecutive trading days prior to the Closing Date or the Second Closing Date, as applicable

                  Option Style:         American

                  Risk Free
                  Borrowing
                  Rate: Four year swap rate at the close of business on the trading day prior to the Closing Date or the Second Closing Date, as appropriate

                  Liquidity
                  Discount:             33% of the value derived using the
                                        Black-Scholes option pricing model and
                                        the assumptions set forth herein

                  Payment Term
                  for Warrants:         50% at closing and 50% (plus
                                        interest from the Closing Date at the
                                        rate of 7% compounded annually) at time
                                        of exercise or expiration

         "Business" means the business of the Company and its Affiliated Company as presently conducted.

         "Business Day" means a day other than a Saturday, a Sunday, a day on which banking institutions in the State of Georgia and the State of Missouri are authorized or obligated by law or required by executive order to be closed, or a day on which the New York Stock Exchange is closed.

         "Charter Documents" of a Person means the Certificate of Incorporation, the By-Laws and any other charter documents of such Person, including without limitation any certificate of designation, as amended or restated and as in effect as of the Closing Date.

         "Closing" means the consummation of the purchase and sale of the First Tranche Warrants pursuant to the terms of this Agreement.

         "Closing Date" means November 21, 1997, or such later date as the parties may agree.

         "Common Stock" means the Company's $.01 par value per share common stock and stock of any other class of the common equity of the Company into which such shares may hereafter have been changed and other rights or securities convertible into shares of common stock of the Company.

         "Confidentiality Agreement" means that agreement, dated as of March 6, 1997, by and among the Company, the Purchaser and Host Communications, Inc.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "First Tranche Warrant" means those Warrants purchased by the Purchaser on the Closing Date pursuant to Section 1.03.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "H-S-R Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

         "Material Adverse Effect" means a material and adverse effect (i) on the condition (financial or otherwise), results of operations, business or properties of a Person and its subsidiaries and Affiliates, taken as a whole, or
(ii) on a Person's and its subsidiaries' and Affiliates' ability, taken as a whole, to perform their respective obligations under any of the material contracts or agreements to which such Person or its subsidiaries or Affiliates is a party or this Agreement or any of the other documents and agreements issued in connection herewith or (iii) upon the binding nature, validity or enforceability of any of the material contracts or agreements to which a Person or its subsidiaries or Affiliates is a party or this Agreement or any of the other documents and agreements issued in connection herewith.

         "NASDAQ" means the electronic inter-dealer quotation system operated by NASDAQ, Inc.

         "Open Market Purchases" means the Purchaser's acquisition of the Common Stock as provided in Section 1.01.

         "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

         "Preferred Stock" means the Company's $0.01 par value per share preferred stock and stock of any other class of the equity of the Company into which such shares may hereafter have been changed and other rights or securities convertible into shares of preferred stock of the Company.

         "Purchaser Nominee" means any Person designated by the Purchaser to act as a director or an advisory director of the Company pursuant to Section 5.03.

         "Requirement of Law" means as to any Person, any law, treaty, rule or regulation of any Governmental Authority applicable to such Person or any of its property or to which such Person or any of its property is subject.

         "1994 Rights Agreement" means that certain Rights Agreement, dated as of January 1, 1994, as amended, by and between the Company and ChaseMellon Shareholder Services, as rights agent.

         "SEC" means the United States Securities And Exchange Commission.

         "Second Closing" means the consummation of the purchase and sale of the Additional Warrants pursuant to the terms of this Agreement.

         "Second Closing Date" means that certain date specified by Purchaser that shall be on the Acquisition Completion Date or within ten (10) Business Days thereafter.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Warrants" means collectively the First Tranche Warrant and the Additional Warrant.

         "Warrant Shares" means the shares of Common Stock acquired or acquirable upon exercise of the First Tranche Warrant or the Additional Warrant, any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such shares of Common Stock, or any other interest in the Company that has been or may be acquired upon exercise of the First Tranche Warrant or the Additional Warrant.


                                    ARTICLE X
                                  MISCELLANEOUS

         SECTION 10.01 BROKERS AND FINDERS. Each party shall be solely responsible for any fee or commission payable to any investment banker, broker, or finder it retains for services in connection with the transactions contemplated by this Agreement.

         SECTION 10.02 NOTICE. All notices, demands and other communications under the Warrant shall be in writing (which shall include communications by telex and telecopy) and shall be delivered (a) in person or by courier or overnight service, (b) mailed by first class registered or certified mail, postage prepaid, return receipt requested, by prepaid telex or telecopier, or by hand, courier or overnight service, and (c) be given at the following respective addresses and telecopier numbers and to the attention of the following Persons:

                  (i)      if to the Company, to:

                           RAWLINGS SPORTING GOODS COMPANY, INC.
                           1859 Intertech Drive
                           Fenton, Missouri  63026
                           Attn:  Mr. Paul E. Martin
                           Telecopier No.:  (314) 349-3598

                  with a copy (which shall not constitute notice) to:

                           STINSON, MAG & FIZZELL
                           1201 Walnut Street, Suite 2800
                           Kansas City, Missouri  64106
                           Attn:  Craig L. Evans, Esq.
                           Telecopier No.:  (816) 691-3495

                  (ii)     if to the Purchaser hereof, to:

                           BULL RUN CORPORATION
                           4370 Peachtree Road
                           Atlanta, Georgia 30319
                           Attn:  Mr. Robert S. Prather, Jr.
                           Telecopier No.:  (404) 261-9607

                           with a copy (which shall not constitute notice) to:

                           ALSTON & BIRD LLP
                           One Atlantic Center
                           1201 West Peachtree Street
                           Atlanta, Georgia  30309-3424
                           Attn: Stephen A. Opler, Esq.
                           Telecopier No.: (404) 881-4777

or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and (d) be effective or deemed delivered or furnished (i) if given by mail, on the third Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 10.02 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery or overnight delivery service when left at the address of the addressee addressed as above provided, except that notices of a change of address or telecopier number, shall not be deemed furnished until received.

         SECTION 10.03 MODIFICATIONS, AMENDMENTS AND WAIVERS. This Agreement and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party hereof against whom enforcement of such change, waiver, discharge or termination is sought.

         SECTION 10.04 CAPTIONS AND REFERENCES. The captions and headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. When used in this Agreement, the words "herein," "hereof" and "hereunder," and words of similar import, shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Section" and

"Exhibit" shall refer to Sections of and Exhibits to this Agreement unless otherwise specified.

         SECTION 10.05 PRONOUNS. Except as otherwise specified herein, all references herein (A) to any Person other than the Company shall be deemed to include such Person's successors and assigns, (B) to the Company shall be deemed to include the Company's successors and assigns, and (C) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

         SECTION 10.06 GENDER. Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

         SECTION 10.07 REMEDIES. The Company stipulates that the remedies at law of the Purchaser in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         SECTION 10.08 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Georgia, without regard to conflict or choice of laws principles.

         SECTION 10.09 TIME OF THE ESSENCE. Time is of the essence in the performance and satisfaction of this Agreement and each of the conditions specified in Articles VI and VII of this Agreement are material for purposes of this Agreement.

         SECTION 10.10 ENTIRE AGREEMENT. This Agreement, the Schedules and the Exhibits constitute the entire agreement between the parties relating to the subject matter hereof and supersede all prior oral and written, and all contemporaneous oral, negotiations, discussions, writings and agreements relating to the subject matter of this Agreement (other than the agreements and other documents executed simultaneously with this Agreement or contemplated herein), including, without limitation, the Confidentiality Agreement.

         SECTION 10.11 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective successors and permitted assigns. This Agreement cannot be assigned by any party without the prior written consent of the other parties hereto, except that Purchaser, without the consent of the Company, may assign this Agreement and its rights hereunder, in whole or in part, to (i) any of its lenders as collateral security and (ii) J. Mack Robinson, Robert S. Prather, Jr., Charles L. Jarvie, James Host, Gray Communications Systems, Inc., Host Communications, Inc. and Universal Sports America, Inc.

         SECTION 10.12 SEVERABILITY. Should any one or more of the provisions of this Agreement be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. To the extent such determination is reasonably likely to give rise to a Material Adverse Effect, the parties shall endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as practicable to that of the invalid, illegal or unenforceable provisions.

         SECTION 10.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original; but all of such counterparts together shall constitute one and the same instrument.

         SECTION 10.14 INTERPRETATIONS. Neither this Agreement nor any uncertainty or ambiguity shall be construed or resolved against the Purchaser or the Company, whether under any rule of construction or otherwise. No party to this Agreement shall be considered the draftsman. On the contrary, this Agreement has been reviewed, negotiated and accepted by all parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of all parties hereto.
                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed under seal by its duly authorized officers as of the date first above written.


                                       RAWLINGS SPORTING GOODS COMPANY, INC.


                                           By: /s/ PAUL E. MARTIN
                                               --------------------------
                                           Name:   Paul E. Martin
                                           Title:  Chief Financial Officer
ATTEST:


By: /s/ HOWARD B. KEENE
    ------------------------------
         Secretary

[CORPORATE SEAL]



                                       BULL RUN CORPORATION


                                       By: /s/ ROBERT S. PRATHER, JR.
                                           -----------------------------
                                       Name:   Robert S. Prather, Jr.
                                       Title:  President
ATTEST:


By: ______________________________
         Secretary

[CORPORATE SEAL]